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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          February 20, 2003
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


      Delaware                       1-7182                   13-2740599
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   (State or Other                 (Commission             (I.R.S. Employer
   Jurisdiction of                 File Number)            Identification No.)
   Incorporation)


4 World Financial Center, New York, New York                      10080
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:         (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)



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Item 5.  Other Events
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On February 20, 2003, Merrill Lynch agreed with the staff of the Securities and
Exchange Commission to a settlement in principle that would resolve the Commission's investigation regarding two transactions between Merrill Lynch and Enron in 1999. Without admitting or denying any wrongdoing, Merrill Lynch would consent to an injunction enjoining the Company from violations of the anti-fraud provisions of the federal securities laws.

This settlement would conclude the SEC's investigation into Enron-related matters with respect to the Company. Under the settlement Merrill Lynch would pay a total of $80 million in disgorgement, penalties and interest. Merrill Lynch will record this payment in its fourth quarter 2002 financial results, as it represents a subsequent event according to accounting principles. It will be included in the Company's 2002 10-K report, due to be filed in March 2003.

The agreement is subject to the drafting of settlement papers and Commission authorization.

                                     * * *

Certain statements contained in this report may constitute forward-looking statements. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch's beliefs regarding future events, which are inherently uncertain. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures Merrill Lynch may make in its reports on Form 10-K, Form 10-Q, and Form 8-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  MERRILL LYNCH & CO., INC.
                                           -----------------------------------
                                                           (Registrant)




                                           By:   /s/ Judith A. Witterschein

                                                ------------------------------
                                                    Judith A. Witterschein
                                                    Corporate Secretary

Date:    February 20, 2003

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